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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): October 28, 2004

                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEW JERSEY                  0-10039                22-2267658
  (State or Other Jurisdiction      (Commission           (I.R.S. Employer
       of Incorporation)            File Number)        Identification Number)


665 BROADWAY, NEW YORK, NEW YORK                                     10012
(Address of Registrant's Principal Executive Offices)              (Zip Code)

                                 (212) 477-1700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))
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ITEM 7.01  REQUIRED FD DISCLOSURE.

On October 28, 2004, eB2B Commerce, Inc. (the "Company") issued a Press Release detailing the Company's filing of a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code, in the U.S. Bankruptcy Court for the Southern District of New York. The Press Release is attached as an Exhibit in ITEM 7.01,
(c), 99.1 below.


ITEM 8.01  OTHER EVENTS

See Exhibit 99.1


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) Exhibits

           99.1   Press Release
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2004

                                    eB2B Commerce, Inc.


                                    By: /s/ RICHARD S. COHAN
                                        -----------------------------
                                        Name:  Richard S. Cohan
                                        Title: Chairman and Chief Executive
                                                 Officer